POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 14, 2010 TO THE PROSPECTUS
DATED JANUARY 25, 2010 OF:

PowerShares CEF Income Composite Portfolio (the "Fund")

Effective June 21, 2010, the first paragraph of the section titled "Additional Information About the Fund's Strategies and Risks" is hereby deleted and replaced with the following:

The number of constituents comprising the Underlying Index varies based on the number of closed-end funds that meet the Underlying Index's eligibility criteria at each quarterly rebalancing. Underlying Index constituents are selected from a universe of approximately 350 closed-end funds that: (i) are organized under the laws of the United States and in compliance with all applicable laws and regulations applicable to closed-end funds, (ii) have a stated investment objective of concentration in the taxable fixed-income, high yield fixed-income or option income sector; (iii) trade on a recognized North American stock exchange that provides a "last closing price", (iv) have a minimum capitalization value greater than $100 million and (v) have an average daily turnover of more than $500,000 per day for the three months prior to the rebalancing date. An Underlying Index constituent must also maintain a total expense ratio below a certain threshold. The threshold will vary depending upon prevailing interest rates. The reference threshold is 2% and is based on the 30-day LIBOR rate of 0.25%. The threshold will increase or decrease from this level by a factor of 30% of the difference between the reference LIBOR rate of 0.25% and the LIBOR rate on the record date. Once included in the Underlying Index, a closed-end fund may exceed the eligibility threshold by up to 10% of the eligibility threshold. Any current Underlying Index constituent that exceeds the eligibility threshold by more than 10% will be deleted from the Underlying Index.

Underlying Index constituents are then weighted based on their net assets, adjusted for their average share price discount and modified to ensure compliance with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Closed-end funds whose shares have traded at average premiums of 20% (plus or minus the average premium/discount for all eligible constituents) or more to their NAVs for the 10 business days prior to the last Friday of the month preceding the rebalancing date and closed-end funds whose market capitalization falls below $75 million on the rebalancing date will be excluded from the Underlying Index.

P-PCEF-PRO-STK-2 5/14/10

Please Retain This Supplement For Future Reference.